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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 of our report dated February 14, 1997 which appears on page 35 of Union Texas Petroleum Holdings, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996.




Price Waterhouse LLP
Houston, Texas
July 3, 1997